MORGAN STANLEY SHORT-TERM U.S. TREASURY TRUST             Two World Trade Center
LETTER TO THE SHAREHOLDERS o MAY 31, 2001               New York, New York 10048

Dear Shareholder:

During the fiscal year ended May 31, 2001, the U.S. economy shifted from an extended growth cycle to a pronounced slowdown. As the period progressed, the extent of the slowdown became increasingly evident. There were numerous corporate profit warnings, rising unemployment claims, and a growing list of layoff announcements. Much of the slowdown was due to an inventory correction, especially in the telecommunications and technology sectors; consequently, manufacturing numbers were especially weak. Consumer confidence and spending also softened, but not to the same degree.

As the Federal Reserve Board came to appreciate the extent of the economic slowdown, the central bank embarked on an aggressive series of rate cuts, sparking the most abrupt decline in short-term Treasury yields in 20 years. In the first five months of 2001, the Fed cut the federal funds rate from 6.50 percent to 4 percent. Two-year note yields began the fiscal year at 6.67 percent, or 66 basis points higher than 30-year bond yields, and ended the period having fallen to 4.19 percent, or 156 basis points below 30-year bond yields.

Performance and Portfolio Strategy

On June 18, 2001, Morgan Stanley Dean Witter Short-Term U.S. Treasury Trust was renamed Morgan Stanley Short-Term U.S. Treasury Trust. For the fiscal year ended May 31, 2001, the Fund produced a total return of 9.12 percent compared to 10.05 percent for the Lehman Brothers U.S. Government Index (1-3 Year). The accompanying chart compares the Fund's performance to that of the Lehman index.


The Fund's underperformance relative to its benchmark can be attributed partially to the inclusion in the Index of U.S. agency securities, which typically have somewhat higher yields; the Fund does not invest in agency securities. The Fund also maintained a somewhat shorter duration than the Index. (Duration is a measure of sensitivity to interest rates. The longer the duration, the more pronounced the effect of an interest-rate change.)

The Fund ended the period with net assets exceeding $308 million, which were invested in U.S. Treasuries and had a weighted average duration of approximately 1.57 years. The Fund intends to continue to offer investors income free from state and local taxes in all 50 states and the District of Columbia.

Looking Ahead

We believe that economic growth will remain weak during the months ahead and that inflation will stay at acceptable levels. We also believe that the ongoing prospects for budget surpluses in the years ahead bode well for the Treasury market inasmuch as fewer Treasuries will be issued in the face of continued

MORGAN STANLEY SHORT-TERM U.S. TREASURY TRUST
LETTER TO THE SHAREHOLDERS o MAY 31, 2001, continued

strong demand. While we do not expect short-term Treasury rates to match last year's performance, there may be further scope for an additional reduction in the federal funds rate and further declines in short-term Treasury rates. If economic growth or inflation should increase more than we expect, however, there would be a material risk of rising short-term Treasury rates, which would adversely affect the performance of the Fund. Adjustments to the Fund's maturity and portfolio composition will be made as conditions warrant and attractive opportunities become available.

We appreciate your ongoing support of Morgan Stanley Short-Term U.S. Treasury Trust and look forward to continuing to serve your investment needs.


Very truly yours,

[GRAPHIC OMITTED]                        [GRAPHIC OMITTED]

Charles A. Fiumefreddo                   Mitchell M. Merin

Chairman of the Board                    President

MORGAN STANLEY SHORT-TERM U.S. TREASURY TRUST
FUND PERFORMANCE o MAY 31, 2001


                                GROWTH OF $10,000

                                    [CHART]

                Date                  Total                  Lehman
                ----                  -----                  ------
           August 13, 1991           $10,000                $10,000
          November 30, 1991          $10,340                $10,320
          February 29, 1992          $10,481                $10,494
             May 31, 1992            $10,655                $10,684
           August 31, 1992           $10,999                $11,005
          November 30, 1992          $10,980                $11,028
          February 28, 1993          $11,298                $11,337
             May 31, 1993            $11,373                $11,413
           August 31, 1993           $11,573                $11,619
          November 30, 1993          $11,598                $11,684
          February 28, 1994          $11,598                $11,732
             May 31, 1994            $11,401                $11,644
           August 31, 1994           $11,556                $11,817
          November 30, 1994          $11,462                $11,768
          February 28, 1995          $11,736                $12,114
             May 31, 1995            $12,110                $12,501
           August 31, 1995           $12,279                $12,694
          November 30, 1995          $12,529                $12,971
          February 29, 1996          $12,639                $13,129
             May 31, 1996            $12,606                $13,161
           August 31, 1996           $12,727                $13,357
          November 30, 1996          $13,159                $13,731
          February 28, 1997          $13,164                $13,832
             May 31, 1997            $13,315                $14,031
           August 31, 1997           $13,546                $14,297
          November 30, 1997          $13,807                $14,549
          February 28, 1998          $14,032                $14,800
             May 31, 1998            $14,205                $15,009
           August 31, 1998           $14,587                $15,341
          November 30, 1998          $14,821                $15,607
          February 28, 1999          $14,767                $15,656
             May 31, 1999            $14,844                $15,801
           August 31, 1999           $14,950                $15,940
          November 30, 1999          $15,053                $16,119
          February 29, 2000          $15,109                $16,239
             May 31, 2000            $15,265                $16,437
           August 31, 2000           $15,628                $16,850
          November 30, 2000          $16,016                $17,239
          February 28, 2001          $16,454                $17,796
             May 31, 2001            $16,658 (2)            $18,090

                        ---- Fund       ---- Lehman (3)



PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. WHEN YOU SELL FUND SHARES, THEY MAY BE WORTH LESS THAN THEIR ORIGINAL COST.

AVERAGE ANNUAL TOTAL RETURNS

PERIOD ENDED 5/31/01
---------------------------
1 Year                              9.12%(1)
5 Years                             5.73%(1)
Since Inception (8/13/91)           5.35%(1)

--------------
(1) Figure shown assumes reinvestment of all distributions. There is no sales charge.
(2)   Closing value assuming a complete redemption on May 31, 2001.
(3) The Lehman Brothers 1-3 Year Government Bond Index is a sub-index of the Lehman Brothers Government Bond Index and is comprised of Agency and Treasury securities with maturities of one to three years. The index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

MORGAN STANLEY SHORT-TERM U.S. TREASURY TRUST
PORTFOLIO OF INVESTMENTS o MAY 31, 2001


 PRINCIPAL                         DESCRIPTION
 AMOUNT IN                             AND                              COUPON
 THOUSANDS                        MATURITY DATE                          RATE             VALUE
-----------   ----------------------------------------------------   ------------   ----------------
              U.S. Government Obligations (97.2%)
              U.S. Treasury Notes (56.8%)
 $ 41,000     03/31/03 ...........................................      4.25 %       $  41,011,480
    9,325     08/15/10 ...........................................      5.75             9,530,616
    8,300     08/31/01 ...........................................      6.50             8,355,776
  114,180     11/15/01 ...........................................      7.50           116,115,351
                                                                                     -------------
                                                                                       175,013,223
                                                                                     -------------
              U.S. Treasury Bonds (40.4%)
   65,000     11/15/03 ...........................................     11.875           76,012,300
   40,170     05/15/04 ...........................................     12.375           48,609,315
                                                                                     -------------
                                                                                       124,621,615
                                                                                     -------------
              Total U.S. Government Obligations
              (Cost $300,243,196) ................................                     299,634,838
                                                                                     -------------
              Short-Term Investments (a) (9.1%)
              U.S. Government Obligations
              U.S. Treasury Bills
    7,400     08/16/01 ...........................................      3.49             7,344,278
    1,400     08/16/01 ...........................................      3.52             1,389,458
    5,600     08/16/01 ...........................................      3.53             5,557,832
    2,300     11/15/01 ...........................................      3.53             2,262,752
    5,300     08/16/01 ...........................................      3.56             5,260,092
    6,200     08/09/01 ...........................................      3.63             6,157,747
                                                                                     -------------
              Total Short-Term Investments
              (Cost $27,972,814) .................................                      27,972,159
                                                                                     -------------
              Total Investments (Cost $328,216,010) (b)...........    106.3  %         327,606,997
              Liabilities in Excess of Other Assets ..............     (6.3)           (19,410,235)
                                                                      -----          -------------
              Net Assets .........................................    100.0  %       $ 308,196,762
                                                                      =====          =============

--------------------------------------------------------------------------------
(a) Purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $102,676 and the aggregate gross unrealized depreciation is $711,689, resulting in net unrealized depreciation of $609,013.


                       See Notes to Financial Statements

MORGAN STANLEY SHORT-TERM U.S. TREASURY TRUST
FINANCIAL STATEMENTS

Statement of Assets and Liabilities
May 31, 2001


Assets:
Investments in securities, at value
 (cost $328,216,010)...........................................    $ 327,606,997
Cash ..........................................................          137,761
Receivable for:
  Interest ....................................................        1,587,820
  Shares of beneficial interest sold ..........................          374,128
Prepaid expenses and other assets .............................           30,977
                                                                   -------------
  Total Assets ................................................      329,737,683
                                                                   -------------
Liabilities:
Payable for:
  Investments purchased .......................................       18,401,689
  Shares of beneficial interest repurchased ...................        2,785,695
  Dividends to shareholders ...................................          108,136
  Investment management fee ...................................           87,786
  Plan of distribution fee ....................................           87,786
Accrued expenses and other payables ...........................           69,829
                                                                   -------------
  Total Liabilities ...........................................       21,540,921
                                                                   -------------
  Net Assets ..................................................    $ 308,196,762
                                                                   =============
Composition of Net Assets:
Paid-in-capital ...............................................    $ 326,775,482
Net unrealized depreciation ...................................         (609,013)
Accumulated net realized loss .................................      (17,969,707)
                                                                   -------------
  Net Assets ..................................................    $ 308,196,762
                                                                   =============
  Net Asset Value Per Share,
  30,932,934 shares outstanding (unlimited shares authorized of
  $.01 par value) .............................................            $9.96
                                                                           =====



                       See Notes to Financial Statements

MORGAN STANLEY SHORT-TERM U.S. TREASURY TRUST
FINANCIAL STATEMENTS, continued

Statement of Operations
For the year ended May 31, 2001


Net Investment Income:
Interest Income ...............................    $17,761,301
                                                   -----------
Expenses
Investment management fee .....................        971,978
Plan of distribution fee ......................        755,692
Transfer agent fees and expenses ..............        139,130
Registration fees .............................         64,287
Shareholder reports and notices ...............         39,652
Professional fees .............................         36,740
Trustees' fees and expenses ...................         15,782
Custodian fees ................................         13,593
Other .........................................         12,551
                                                   -----------
  Total Expenses ..............................      2,049,405

Less: expense offset ..........................        (13,252)
                                                   -----------
  Net Expenses ................................      2,036,153
                                                   -----------
  Net Investment Income .......................     15,725,148
                                                   -----------
Net Realized and Unrealized Gain:
Net realized gain .............................      4,740,749
Net change in unrealized depreciation .........      3,394,189
                                                   -----------
  Net Gain ....................................      8,134,938
                                                   -----------
Net Increase ..................................    $23,860,086
                                                   ===========



                       See Notes to Financial Statements

MORGAN STANLEY SHORT-TERM U.S. TREASURY TRUST
FINANCIAL STATEMENTS, continued

Statement of Changes in Net Assets




                                                                                      FOR THE YEAR       FOR THE YEAR
                                                                                          ENDED             ENDED
                                                                                      MAY 31, 2001       MAY 31, 2000
                                                                                    ----------------   ---------------
Increase (Decrease) in Net Assets:
Operations:
Net investment income ...........................................................    $  15,725,148      $  15,101,982
Net realized gain (loss) ........................................................        4,740,749         (4,097,739)
Net change in unrealized depreciation ...........................................        3,394,189         (2,823,564)
                                                                                     -------------      -------------
  Net Increase ..................................................................       23,860,086          8,180,679
Dividends to shareholders from net investment income ............................      (15,728,547)       (15,237,525)
Net increase (decrease) from transactions in shares of beneficial interest ......       32,132,216        (38,068,974)
                                                                                     -------------      -------------
  Net Increase (Decrease) .......................................................       40,263,755        (45,125,820)
Net Assets:
Beginning of period .............................................................      267,933,007        313,058,827
                                                                                     -------------      -------------
  End of Period
  (Including undistributed net investment income of $0 and $3,399, respectively)     $ 308,196,762      $ 267,933,007
                                                                                     =============      =============

                       See Notes to Financial Statements

MORGAN STANLEY SHORT-TERM U.S. TREASURY TRUST
NOTES TO FINANCIAL STATEMENTS o MAY 31, 2001


1. Organization and Accounting Policies

Morgan Stanley Short-Term U.S. Treasury Trust (the "Fund"), formerly Morgan Stanley Dean Witter Short-Term U.S. Treasury Trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is current income, preservation of principal and liquidity. The Fund seeks to achieve its objective by investing its assets in U.S. Treasury securities backed by the full faith and credit of the U.S. Government. The Fund was organized as a Massachusetts business trust on June 4, 1991 and commenced operations on August 13, 1991.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. Valuation of Investments - (1) portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (2) when market quotations are not readily available, including circumstances under which it is determined by Morgan Stanley Investment Advisors Inc. (the "Investment Manager"), formerly Morgan Stanley Dean Witter Advisors Inc., that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); and
(3) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. Accounting for Investments - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

C. Federal Income Tax Status - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

MORGAN STANLEY SHORT-TERM U.S. TREASURY TRUST
NOTES TO FINANCIAL STATEMENTS o MAY 31, 2001, continued

D. Dividends and Distributions to Shareholders - The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.


2. Investment Management Agreement

Pursuant to an Investment Management Agreement with the Investment Manager, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the annual rate of 0.35% to the net assets of the Fund determined as of the close of each business day.

3. Plan of Distribution

Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager, is the distributor of the Fund's shares and, in accordance with a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act, finances certain expenses in connection with the distribution of shares of the Fund.

The Fund is authorized to reimburse the Distributor for specific expenses the Distributor incurs or plans to incur in promoting the distribution of the Fund's shares. The amount of each monthly reimbursement payment may in no event exceed an amount equal to a payment at the annual rate of 0.35% of the Fund's average daily net assets during the month. For the year ended May 31, 2001, the distribution fee was accrued at the annual rate of 0.27%.

4. Security Transactions and Transactions with Affiliates

The cost of purchases and proceeds from sales/maturities of portfolio securities for the year ended May 31, 2001 aggregated $458,541,381 and $496,733,189, respectively.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At May 31, 2001, the Fund had transfer agent fees and expenses payable of approximately $1,500.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of

MORGAN STANLEY SHORT-TERM U.S. TREASURY TRUST
NOTES TO FINANCIAL STATEMENTS o MAY 31, 2001, continued

retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended May 31, 2001 included in Trustees' fees and expenses in the Statement of Operations amounted to $5,092. At May 31, 2001, the Fund had an accrued pension liability of $44,986 which is included in accrued expenses in the Statement of Assets and Liabilities.

5. Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:




                                                         FOR THE YEAR                        FOR THE YEAR
                                                            ENDED                                ENDED
                                                         MAY 31, 2001                        MAY 31, 2000
                                              ---------------------------------- -------------------------------------
                                                   SHARES            AMOUNT             SHARES             AMOUNT
                                              ---------------- -----------------  ----------------- -------------------
Shares sold .................................     59,831,316    $  592,776,438        107,024,802    $  1,047,671,631
Shares issued in reinvestment of dividends ..      1,063,396        10,498,701          1,027,913          10,046,138
                                                  ----------    --------------        -----------    ----------------
                                                  60,894,712       603,275,139        108,052,715       1,057,717,769
Shares repurchased ..........................    (57,689,898)     (571,142,923)      (111,937,772)     (1,095,786,743)
                                                 -----------    --------------       ------------    ----------------
Net increase (decrease) .....................      3,204,814    $   32,132,216         (3,885,057)   $    (38,068,974)
                                                 ===========    ==============       ============    ================

6. Federal Income Tax Status

During the year ended May 31, 2001, the Fund utilized approximately $1,450,000 of its net capital loss carryover. At May 31, 2001, the Fund had a net capital loss carryover of approximately $17,790,000, which may be used to offset future capital gains to the extent provided by regulations, which is available through May 31 of the following years:




               AMOUNTS IN THOUSANDS
---------------------------------------------------
    2003           2004       2005      2006      2007       2008
------------    ---------    ------    ------    ------    -------
$  10,057       $6,271       $333      $246      $22       $861
=========       ======       ====      ====      ===       ====

Capital losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net capital losses of approximately $180,000 during fiscal 2001.

As of May 31, 2001, the Fund had temporary book/tax differences primarily attributable to post-October losses.

MORGAN STANLEY SHORT-TERM U.S. TREASURY TRUST
NOTES TO FINANCIAL STATEMENTS o MAY 31, 2001, continued

7. Expense Offset

The expense offset represents a reduction of the custodian fees for earnings on cash balances maintained by the Fund.

8. Risk Relating to Certain Financial Instruments

The Fund may invest a portion of its assets in zero coupon U.S. Treasury securities. Zero coupon securities are subject to substantially greater market fluctuations during periods of changing prevailing interest rates than are comparable debt securities.

At May 31, 2001, the Fund did not hold positions in zero coupon securities.

9. Change in Accounting Policy

Effective June 1, 2001, the Fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, and, as required, begin amortizing premiums on debt securities. The cumulative effect of this accounting change will have no impact on the net assets of the Fund, but will result in a decrease in the cost of securities and a corresponding increase to unrealized appreciation/depreciation based on securities held as of May 31, 2001.

MORGAN STANLEY SHORT-TERM U.S. TREASURY TRUST
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:



                                                                              FOR THE YEAR ENDED MAY 31
                                                      -------------------------------------------------------------------------
                                                          2001            2000           1999           1998           1997
                                                      ------------   -------------   ------------   ------------   ------------
Selected Per Share Data:
Net asset value, beginning of period ..............      $  9.66      $  9.90           $  9.96        $  9.85        $  9.84
                                                         -------      -------           -------        -------        -------
Income (loss) from investment operations:
 Net investment income ............................         0.56         0.51              0.50           0.53           0.54
 Net realized and unrealized gain (loss) ..........         0.30         (0.24)            (0.06)         0.11               -
                                                         -------      --------          --------       -------        --------
Total income from investment operations ...........         0.86         0.27              0.44           0.64           0.54
                                                         -------      --------          --------       -------        --------
Less dividends from net investment income .........        (0.56)       (0.51)            (0.50)         (0.53)         (0.53)
                                                         --------     --------          --------       --------       --------
Net asset value, end of period ....................      $  9.96      $  9.66           $  9.90        $  9.96        $  9.85
                                                         =======      =======           =======        =======        =======
Total Return+  ....................................         9.12%        2.83%             4.50%          6.68%          5.63%

Ratios to Average Net Assets:
Expenses ..........................................         0.74%        0.80%(1)          0.80%          0.82%          0.83%
Net investment income .............................         5.66%        5.25%             4.95%          5.30%          5.42%

Supplemental Data:
Net assets, end of period, in thousands ...........     $308,197     $267,933          $313,059       $241,025       $230,267
Portfolio turnover rate ...........................          236%         255%              164%            95%           149%

-------------
+ Calculated based on the net asset value as of the last business day of the period.
(1)   Does not reflect the effect of expense offset of 0.01%.

                       See Notes to Financial Statements

MORGAN STANLEY SHORT-TERM U.S. TREASURY TRUST
INDEPENDENT AUDITORS' REPORT


To the Shareholders and Board of Trustees of Morgan Stanley Short-Term U.S. Treasury Trust:


We have audited the accompanying statement of assets and liabilities of Morgan Stanley Short-Term U.S. Treasury Trust (the "Fund"), formerly Morgan Stanley Dean Witter Short-Term U.S. Treasury Trust, including the portfolio of investments, as of May 31, 2001, and the related statements of operations and changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended May 31, 2000 and the financial highlights for each of the respective stated periods ended May 31, 2000 were audited by other independent accountants whose report, dated June 30, 2000, expressed an unqualified opinion on that statement and financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Short-Term U.S. Treasury Trust as of May 31, 2001, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
July 9, 2001

                      2001 Federal Tax Notice (unaudited)
      Of the Fund's ordinary income dividends paid during the fiscal year ended May 31, 2001, 100% was attributable to qualifying Federal obligations. Please consult your tax advisor to determine if any portion of the dividends you received is exempt from state income tax.

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

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

TRUSTEES

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Mitchell M. Merin
President

Barry Fink
Vice President, Secretary and General Counsel

W. David Armstrong
Vice President

Paul F. O'Brien
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT

Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center -- Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT AUDITORS

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

INVESTMENT MANAGER

Morgan Stanley Investment Advisors Inc.
Two World Trade Center
New York, New York 10048






This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. Read the prospectus carefully before investing.

Morgan Stanley Distributors Inc., member NASD.


MORGAN STANLEY


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MORGAN STANLEY
SHORT-TERM
U.S. TREASURY TRUST



Annual Report
May 31, 2001